UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4103

Seligman High Income Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN HIGH INCOME FUND SERIES:
Annual Report December 31, 2003

Seligman
High-Yield Bond Series

Annual Report
December 31, 2003

Seeking to Maximize Current Income by Investing in a Diversified Portfolio of High-Yielding Corporate Bonds

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies - Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Managers	2

Performance Overview	4

Portfolio Overview	7

Portfolio of Investments	9

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Notes to Financial Statements	21

Financial Highlights	27

Report of Independent Auditors	32

Trustees and Officers	33

For More Information	back cover

To The Shareholders

Your annual shareholder report for Seligman High-Yield Bond Series follows this letter. This report contains an interview with the Series’ Portfolio Managers, as well as investment results and audited financial statements, including a portfolio of investments.

For the year ended December 31, 2003, Seligman High-Yield Bond Series posted a total return of 21.84% based on the net asset value of Class A shares. During the same time period, the Lipper High Current Yield Average returned 24.36%, and the Citigroup High Yield Bond Index returned 30.62%.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Series, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit the Seligman website, www.seligman.com.*

We thank you for your continued support of Seligman High-Yield Bond Series and look forward to serving your investment needs for many years to come.

By Order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

February 26, 2004
To The Shareholders
___________________
*
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Series’ prospectus.

1

Interview With Your Portfolio Managers
Kendall C. Peterson, CFA and James M. Didden, Jr.

Q:	How did Seligman High-Yield Bond Series perform during the year ended December 31, 2003?

A:
For the year ended December 31, 2003, Seligman High-Yield Bond Series delivered a total return of 21.84% based on the net asset value of Class A shares. During the same time period, the Lipper High Current Yield Average posted a total return of 24.36%, and the Citigroup High Yield Bond Index returned 30.62%

Q:	What market conditions and events materially affected the Series’ performance during the period?

A:
Investors displayed an increased appetite for risk in 2003, as funds flowed into high-yield securities. A pickup in the economy, a lower interest rate environment, and lower default rates, all contributed to the increase in investor demand.

The US economy got off to a slow start in the first half of 2003, expanding at a 2-3% annualized rate, which was slightly less than its assumed potential of 3-4%. Consumption and capital spending were held back as businesses and consumers remained cautious going into the commencement of hostilities in Iraq. The economy began to accelerate in the second half of the year, with growth in gross domestic product (GDP) reported at 8.2% in the third quarter of 2003. The economic acceleration was due, at least in part, to the high levels of monetary and fiscal stimulus created by the low federal funds rate (1%) and the deficit spending by the federal government.

Intermediate interest rates finished the year slightly higher after dropping to 40- year lows in June. The temporary decline provided an incentive for many issuers to seek to refinance high-cost debt, and increased investor demand for higher income products such as high-yield bonds. All of these factors contributed to the strong performance of high-yield bonds in 2003.

In the high-yield bond market, default rates generally declined throughout the year. This allowed credit spread premiums (which is the excess yield above comparable US Treasuries and represents investors’ compensation for taking default risk) to decline along with interest rates in the high-yield market. This, in turn, lifted high-yield bond prices higher.

Q:	What investment strategies or techniques materially affected the Series’ performance during the period?

A:
In 2003, the Series’ performance improved significantly over prior years and generally reflected the strong rally in high-yield bonds. The Series began the year with an under-weighting in the securities of the weakest companies with the lowest ratings and highest yields, sometimes referred to as defaulted or distressed securities. This was consistent with our outlook for sluggish economic growth and a possible war in Iraq. As it turned out, the economy did grow slowly in the first half of 2003, and war did break out in Iraq. However, high-yield investors heavily discounted these concerns, and the lowest-rated bonds outperformed the overall market in the first half of the year. The Series had an under-weighting in these distressed bonds, and this held back the Series’ performance relative to the Citigroup Index.

Toward mid-year, the Series began increasing its exposure to economically sensitive industries that we believed would benefit from the eventual economic recovery, for

2

Interview With Your Portfolio Managers
Kendall C. Peterson, CFA and James M. Didden, Jr.

example, chemicals, paper and packaging. The Series also increased its exposure to lower-rated companies with greater financial leverage, as well as to other riskier credits. We felt the significant monetary and fiscal stimulus, the falling dollar, rising consumer confidence and corporate spending, and a successful conclusion to the major hostilities in the Iraqi war would eventually lead to increased economic activity.

By the fourth quarter of 2003, the US government’s economic data releases started to provide evidence of a strengthening economy. The financial markets reacted positively to this news and began to embrace the notion that a self-sustaining economic recovery was at hand, increasing demand for cyclical bonds. The Series benefited from this secular rotation since we had an over-weighted position in many of these bonds. For this reason, the Series outperformed its peer group toward yearend, though not for the one-year period as a whole.

A Team Approach

Seligman High-Yield Bond Series is managed by the Seligman Fixed Income Team, headed by Kendall C. Peterson, CFA. Mr. Peterson and Co-Portfolio Manager James Didden draw on a team of seasoned investment professionals to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Series’ objective. Team members include Jeff Gallo, Paul Langlois, Christopher Mahony, Paul Pertusi, Gregory Siegel, and Sau Lin Wu (trader).

___________________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

3

Performance Overview

This chart compares $10,000 hypothetical investments in Seligman High-Yield Bond Series Class A, with and without the initial 4.75% maximum sales charge, and Class D, without sales charge, to a hypothetical $10,000 investment in the Citigroup High Yield Bond Index for the 10-year period ended December 31, 2003. Calculations assume reinvestment of distributions. The performances of Seligman High-Yield Bond Series Class B, Class C, Class I, and Class R, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the Citigroup High Yield Bond Index excludes the effect of taxes, fees an d sales charges.

The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

The performances of Class B, Class C, Class I, and Class R will differ from the performances shown for Class A and Class D, based on the differences in sales charges and fees paid by shareholders.

4

Performance Overview

Investment Results

Total Returns
For the Year Ended December 31, 2003
			Average Annual

		Class R				Class B	Class C	Class I
		Since				Since	Since	Since
	Six	Inception	One	Five	Ten	Inception	Inception	Inception
	Months*	4/30/03*	Year	Years	Years	4/22/96	5/27/99	11/30/01

Class A**

With Sales Charge	3.74%	n/a	15.97%	(3.62)%	3.02%	n/a	n/a	n/a
Without Sales Charge	8.94	n/a	21.84	(2.66)	3.53	n/a	n/a	n/a
Class B**

With CDSC†	3.23	n/a	15.64	(3.68)	n/a	n/a	n/a	n/a
Without CDSC	8.23	n/a	20.64	(3.45)	n/a	0.59%	n/a	n/a
Class C**

With Sales Charge
and CDSCø	6.28	n/a	18.85	n/a	n/a	n/a	(4.08)%	n/a
Without Sales Charge
and CDSC	8.22	n/a	20.98	n/a	n/a	n/a	(3.86)	n/a
Class D**

With 1% CDSC	7.22	n/a	19.98	n/a	n/a	n/a	n/a	n/a
Without CDSC	8.22	n/a	20.98	(3.40)	2.70	n/a	n/a	n/a
Class I**	9.14	n/a	22.38	n/a	n/a	n/a	n/a	6.95%

Class R**

With 1% CDSC	7.80	9.99%	n/a	n/a	n/a	n/a	n/a	n/a
Without CDSC	8.80	10.99	n/a	n/a	n/a	n/a	n/a	n/a
Lipper High Current
Yield Average***	8.39	12.29	24.36	3.57	5.02	4.79††	3.25	10.00

Citigroup
High Yield
Bond Index***	9.05	13.19	30.62	5.41	7.22	6.93††	5.46†††	12.49

Net Asset Value Per Share				Dividend, Yield and Capital Gain Information Per Share For the Year Ended December 31, 2003

	12/31/03	6/30/03	12/31/02	Dividends Paidøø	SEC Yieldøøø	Capital Gain‡
Class A	$3.55	$3.39	$3.16	$0.2746	6.58%	Realized	$0.247
Class B	3.55	3.40	3.17	0.2508	6.18	Unrealized	0.245	‡‡
Class C	3.56	3.41	3.17	0.2508	6.12
Class D	3.56	3.41	3.17	0.2508	6.17
Class I	3.55	3.39	3.16	0.2879	7.37
Class R	3.55	3.39	n/a	0.1789	6.68

___________________
See footnotes on page 6.

5

Performance Overview

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001.Absent such reimbursement, returns that include these periods would be lower.
___________________
*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sale s charges.

***
The Citigroup High Yield Bond Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the Citigroup High Yield Bond Index also excludes the effect of fees. Investors cannot invest directly in an average or an index.

ø	The CDSC is 1% for periods up to 18 months.
øø	Represents per share amount paid or declared during the year ended December 31, 2003, or in the case of Class R, for the period April 30, 2003 to December 31, 2003.
øøø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2003, has been computed in accordance with SEC regulations and will vary.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	From April 30, 1996.
†††	From May 31, 1999.
#	From April 25, 1996.
‡	Information does not reflect effect of capital loss carryforwards that are available to offset these and future net realized capital gains. See Note 5 to Financial Statements.
‡‡	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2003.

6

Portfolio Overview

Largest Industries
December 31, 2003

Percent of
Net Asset

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Corporate Bonds	Corporate Bonds
Georgia-Pacific 8.875%, 5/15/2031	Allied Waste North America 10%, 8/1/2009**
Charter Communications 10.25%, 9/15/2010*	Williams Companies 8.125%, 3/15/2012
Dex Media East 0%, 11/15/2013*	CSK Auto 12%, 6/15/2006**
Calpine 8.75%, 7/15/2013*	Ameristar Casinos 10.75%, 2/15/2009**
Crown Cork & Seal 8%, 4/15/2023*	Western Resources 9.75%, 5/1/2007**
AES 9.375%, 9/15/2010	Georgia Pacific 8.125%, 5/15/2011**
Alamosa Holdings 11%, 7/31/2010*	Houghton Mifflin 9.875%, 2/1/2013**
ARCO Chemical 9.8%, 2/1/2020*	Amkor Technology 10.5%, 5/1/2009**
Triton PCS 8.75%, 11/15/2011*	Service Corp. International 7.2%, 6/1/2006**
BE Aerospace 9.5%, 11/1/2008*	Preferred Stocks:
Sinclair Capital 11.625%**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
___________________
*	Position added during the period.
**	Position eliminated during the period.

7

Portfolio Overview

Top Ten Companies
December 31, 2003

		Percent of
Security	Value	Net Assets

Georgia-Pacific	$16,906,500	2.2
Charter Communications	16,563,750	2.2
Calpine	15,810,500	2.1
Qwest Services	15,067,000	2.0
AES	10,914,750	1.4
Dex Media East	10,685,500	1.4
Huntsman ICI Chemicals	10,350,000	1.4
Paxson Communications	10,224,962	1.3
Dynegy Holdings	10,010,781	1.3
Young Broadcasting	9,777,067	1.3

The amounts shown for the top ten companies represent the value of the Fund's investments in securities of all types issued by the companies or their affiliates.

Ratings§			Weighted
December 31, 2003			Average Maturity

	Moody’s	S&P	8.18 years
Baa/BBB	0.6%	0.7%
Ba/BB	32.9	37.1
B/B	47.4	46.4
Caa/CCC	14.3	14.0
Ca/CC	3.2	1.0
C	0.1	0.2
Below C	—	0.1
Non-rated	1.5	0.5

___________________
§ Percentages based on current market values of long-term holdings.

8

Portfolio of Investments
December 31, 2003

	Principal
	Amount	Value
Corporate Bonds 94.7%

Aerospace 3.0%

BE Aerospace 9.5%, 11/1/2008	$7,275,000	$7,111,312
Hexcel 9.75%, 1/15/2009	2,750,000	2,894,375
K & F Industries 9.625%, 12/15/2010	3,600,000	4,054,500
Sequa 9%, 8/1/2009	5,375,000	5,952,813
TD Funding 8.375%, 7/15/2011	2,650,000	2,832,187

		22,845,187

Airlines 2.5%

AMR 9%, 8/1/2012	5,225,000	4,467,375
Continental Airlines 8%, 12/15/2005	4,600,000	4,496,500
Delta Airlines 8.3%, 12/15/2029	7,200,000	4,797,000
Northwest Airlines 9.875%, 3/15/2007	6,075,000	5,558,625

		19,319,500

Auto 4.5%

Bombardier Recreational 8.375%, 12/15/2013* (Canada)	850,000	892,500
Delco Remy International 8.625%, 12/15/2007	4,850,000	4,983,375
Dura Operating 9%, 5/1/2009	4,450,000	4,472,250
Foamex 10.75%, 4/1/2009	6,175,000	5,912,563
Goodyear Tire & Rubber:
8.5%, 3/15/2007	1,825,000	1,802,187
7.857%, 8/15/2011	1,750,000	1,535,625
Stoneridge 11.5%, 5/1/2012	3,575,000	4,236,375
Tenneco Automotive:
(Series B) 11.625%, 10/15/2009	2,700,000	2,929,500
10.25%, 7/15/2013*	4,425,000	5,055,563
TRW Automotive Acquisition 11%, 2/15/2013	1,850,000	2,187,625

		34,007,563

Broadcasting 3.7%

Granite Broadcasting 9.75%, 12/1/2010*	3,550,000	3,558,875
Nextmedia Operating 10.75%, 7/1/2011	3,625,000	4,132,500
Paxson Communications 0% (12.25%†), 1/15/2009	4,175,000	3,684,437
Sinclair Broadcasting Group 8%, 3/15/2012	2,300,000	2,495,500
Spanish Broadcasting System 9.625%, 11/1/2009	3,975,000	4,263,188
Young Broadcasting:
(Series B) 8.75%, 6/15/2007	5,121,000	5,274,630
8.75%, 1/15/2014*	4,425,000	4,502,437

		27,911,567

___________________
See footnotes on page 16.

9

Portfolio of Investments
December 31, 2003

	Principal
	Amount	Value
Building Products 1.9%

Associated Materials 9.75%, 4/15/2012	$5,600,000	$6,160,000
Euramax International 8.5%, 8/15/2011*	3,575,000	3,834,188
Texas Industries 10.25%, 6/15/2011*	3,600,000	4,086,000

		14,080,188

Cable 3.4%

Charter Communications:
10.25%, 9/15/2010*	9,750,000	10,286,250
0% (11.75%†), 5/15/2011	9,300,000	6,277,500
Insight Communications 0% (12.25%†), 2/15/2011	4,525,000	3,891,500
Insight Midwest/Insight Capital 10.5%, 11/1/2010	2,625,000	2,867,812
Mediacom Broadband 11%, 7/15/2013	2,200,000	2,480,500

		25,803,562

Capital Goods 3.0%

Blount 13%, 8/1/2009	5,275,000	5,710,188
Columbus McKinnon 10%, 8/1/2010	2,625,000	2,808,750
JLG Industries 8.375%, 6/15/2012	3,525,000	3,652,781
NMHG Holding 10%, 5/15/2009	2,875,000	3,191,250
Norcross Safety Products 9.875%, 8/15/2011*	3,100,000	3,417,750
Park-Ohio Industries 9.25%, 12/1/2007	4,425,000	4,425,000

		23,205,719

Chemicals 9.5%

ARCO Chemical 9.8%, 2/1/2020	7,100,000	7,171,000
Equistar Chemicals 10.125%, 9/1/2008	5,975,000	6,572,500
Hines Nurseries 10.25%, 10/1/2011*	1,750,000	1,916,250
Huntsman ICI Chemicals 10.125%, 7/1/2009	10,000,000	10,350,000
International Specialty Holdings 10.625%, 12/15/2009	5,825,000	6,436,625
Koppers 9.875%, 10/15/2013*	1,750,000	1,938,125
Kraton Polymers 8.125%, 1/15/2014*	850,000	888,250
Lyondell Chemical 11.125%, 7/15/2012	7,100,000	7,916,500
Millennium America 7.625%, 11/15/2026	8,350,000	7,807,250
Nalco 8.875%, 11/15/2013*	3,525,000	3,754,125
Polyone 10.625%, 5/15/2010	3,500,000	3,517,500
Resolution Performance Products 13.5%, 11/15/2010	5,300,000	4,637,500
Rockwood Specialties Group 10.625%, 5/15/2011*	3,525,000	3,948,000
Terra Capital 11.5%, 6/1/2010	5,050,000	5,302,500

		72,156,125

___________________
See footnotes on page 16.

10

Portfolio of Investments
December 31, 2003

	Principal
	Amount	Value
Consumer Products 2.2%

Jostens 10.25%, 12/1/2013*	$6,200,000	$3,921,500
Playtex Products 9.375%, 6/1/2011	3,500,000	3,552,500
Rayovac 8.5%, 10/1/2013	3,575,000	3,807,375
Remington Arms 10.5%, 2/1/2011	1,750,000	1,872,500
Simmons 7.875%, 1/15/2014*	3,500,000	3,535,000

		16,688,875

Containers 5.0%
AEP Industries 9.875%, 11/15/2007	3,375,000	3,408,750
Anchor Glass Container 11%, 2/15/2013*	2,650,000	3,087,250
BWAY 10%, 10/15/2010	2,675,000	2,929,125
Crown Cork & Seal 8%, 4/15/2023	9,725,000	9,141,500
Owens-Illinois:
7.5%, 5/15/2010	4,600,000	4,743,750
7.8%, 5/15/2018	4,400,000	4,570,500
Pliant:
11.125%, 9/1/2009	1,875,000	2,034,375
13%, 6/1/2010	3,650,000	3,358,000
Tekni-Plex (Series B) 12.75%, 6/15/2010	4,425,000	4,845,375

		38,118,625

Diversified Telecommunications 2.5%

LCI International 7.25%, 6/15/2007	4,425,000	4,270,125
Qwest Services 13.5%, 12/15/2010*	12,350,000	15,067,000

		19,337,125

Electric 0.8%

CMS Energy 9.875%, 10/15/2007	1,775,000	1,988,000
MSW Energy Holdings 8.5%, 9/1/2010*	3,600,000	3,942,000

		5,930,000

Energy 4.6%

Citgo Petroleum 11.375%, 2/1/2011	3,625,000	4,223,125
Dresser 9.375%, 4/15/2011	4,775,000	5,216,688
Dynegy Holdings 8.75%, 2/15/2012	9,875,000	10,010,781
El Paso 7.875%, 6/15/2012	5,375,000	5,106,250
El Paso Production Holdings 7.75%, 6/1/2013*	4,550,000	4,504,500
Suburban Propane Partners 6.875%, 12/15/2013*	850,000	862,750
Williams Companies 8.125%, 3/15/2012*	4,650,000	5,184,750

		35,108,844

Environmental 0.8%

Allied Waste North America 7.875%, 4/15/2013	5,725,000	6,225,937

___________________
See footnotes on page 16.

11

Portfolio of Investments
December 31, 2003

	Principal
	Amount	Value
Finance 1.6%

Corrections Corporation of America 7.5%, 5/1/2011	$3,300,000	$3,481,500
Eircom Funding 8.25%, 8/15/2013 (Ireland)	2,225,000	2,475,313
Genesis Healthcare 8%, 10/15/2013*	850,000	890,375
Western Financial Bank 9.625%, 5/15/2012	5,075,000	5,684,000

		12,531,188

Food and Beverage 1.5%

Land O’ Lakes 8.75%, 11/15/2011	5,300,000	4,664,000
Pilgrim’s Pride 9.25%, 11/15/2013*	3,925,000	4,082,000
Pinnacle Foods Holding 8.25%, 12/1/2013*	1,750,000	1,820,000
United Agricultural Products 8.25%, 12/15/2011*	850,000	877,625

		11,443,625

Food and Drug 1.8%

Couche-Tard 7.5%, 12/15/2013*	850,000	894,625
General Nutrition Centers 8.5%, 12/1/2010*	1,300,000	1,339,000
Rite Aid 7.7%, 2/15/2027	8,900,000	8,188,000
Roundy’s (Series B) 8.875%, 6/15/2012	3,125,000	3,351,562

		13,773,187

Gaming 0.5%

Mandalay Resort Group 9.375%, 2/15/2010	3,400,000	3,978,000

Health Care Facilities and Supplies 2.3%

Alliance Imaging 10.375%, 4/15/2011	5,500,000	5,857,500
Medex 8.875%, 5/15/2013*	3,550,000	3,834,000
Province Healthcare 7.5%, 6/1/2013	4,025,000	4,045,125
Universal Hospital Services 10.125%, 11/1/2011*	3,525,000	3,718,875

		17,455,500

Industrials 0.2%

Sensus Metering Systems 8.625%, 12/15/2013*	1,750,000	1,804,687

Leisure 2.6%

Bally Health & Tennis 10.5%, 7/15/2011*	6,250,000	6,312,500
Imax 9.625%, 12/1/2010* (Canada)	2,650,000	2,799,063
Intrawest 7.5%, 10/15/2013*	2,775,000	2,899,875
Six Flags:
8.875%, 2/1/2010	4,925,000	5,078,906
9.625%, 6/1/2014*	2,200,000	2,310,000

		19,400,344

___________________
See footnotes on page 16.

12

Portfolio of Investments
December 31, 2003
	Principal
	Amount	Value
Lodging 1.8%

Felcore Lodging 9.5%, 9/15/2008	$2,675,000	$2,902,375
John Q. Hammons Hotels (Series B) 8.875%, 5/15/2012	2,325,000	2,574,937
Host Marriot (Series I) 9.5%, 1/15/2007	2,900,000	3,240,750
MeriStar Hospitality 9.125%, 1/15/2011	4,750,000	5,058,750

		13,776,812

Metals and Mining 3.6%

Gerdau AmeriSteel 10.375%, 7/15/2011*	3,500,000	3,885,000
IMCO Recycling 10.375%, 10/15/2010*	5,250,000	5,420,625
Earle M. Jorgesen 9.75%, 6/1/2012	3,050,000	3,400,750
Neenah Foundry 11%, 9/30/2010*	3,950,000	4,369,688
UCAR Finance 10.25%, 2/15/2012	4,500,000	5,197,500
United States Steel 10.75%, 8/1/2008	4,525,000	5,316,875

		27,590,438

Paper and Forest Products 5.4%

Buckeye Technologies:
8%, 10/15/2010	3,550,000	3,496,750
8.5%, 10/1/2013	1,750,000	1,881,250
Caraustar Industries 9.875%, 4/1/2011	1,725,000	1,871,625
Georgia-Pacific 8.875%, 5/15/2031	15,300,000	16,906,500
Jefferson Smurfit 8.25%, 10/1/2012	3,625,000	3,951,250
Longview Fibre 10%, 1/15/2009	3,600,000	3,969,000
Potlatch 10%, 7/15/2011	3,800,000	4,256,000
Tembec Industries 8.625%, 6/30/2009	4,425,000	4,579,875

		40,912,250

Property and Real Estate Development 0.5%

Forest City Enterprises 7.625%, 6/1/2015	3,575,000	3,811,844

Publishing 4.3%

Dex Media East 0% (9%†), 11/15/2013*	15,050,000	10,685,500
Houghton Mifflin 9.875%, 2/1/2013	4,425,000	4,889,625
Primedia 8.875%, 5/15/2011	5,400,000	5,724,000
Quebecor Media 11.125%, 7/15/2011 (Canada)	4,525,000	5,260,312
Vertis:
9.75%, 4/1/2009	1,775,000	1,936,969
10.875%, 6/15/2009	2,575,000	2,748,813
13.5%, 12/7/2009*	1,750,000	1,725,937

		32,971,156

Restaurants 0.5%

Buffets 11.25%, 7/15/2010	1,750,000	1,885,625
Domino’s 8.25%, 7/1/2011*	1,900,000	2,044,875

		3,930,500

___________________
See footnotes on page 16.

13

Portfolio of Investments
December 31, 2003

	Principal
	Amount	Value
Satellite 0.9%

Echostar 6.375%, 10/1/2011*	$3,400,000	$3,502,000
PanAmSat 8.5%, 2/1/2012	2,750,000	3,066,250

		6,568,250

Services 3.4%

Mail-Well:
8.75%, 12/15/2008	2,650,000	2,656,625
9.625%, 3/15/2012	3,650,000	4,069,750
Mobile Mini 9.5%, 7/1/2013	1,350,000	1,491,750
NBC Acquisition 10.75%, 2/15/2009	6,600,000	6,888,750
Perry-Judd’s Holdings 10.625%, 12/15/2007	3,925,000	3,748,375
URS 11.5%, 9/15/2009	1,800,000	2,045,250
Williams Scotsman:
9.875%, 6/1/2007	3,475,000	3,535,813
10%, 8/15/2008	1,325,000	1,459,156

		25,895,469

Stores 1.5%

Asbury Auto Group 8%, 3/15/2014*	3,500,000	3,535,000
Central Garden & Pet 9.125%, 2/1/2013	2,675,000	2,982,625
Hollywood Entertainment 9.625%, 3/15/2011	4,625,000	4,995,000

		11,512,625

Technology 1.8%

AMI Semiconductor 10.75%, 2/1/2013	3,559,000	4,261,903
Amkor Technology 7.75%, 5/15/2013	3,325,000	3,582,687
Thomas & Betts 7.25%, 6/1/2013	3,800,000	3,933,000
Xerox 7.625%, 6/15/2013	1,875,000	2,034,375

		13,811,965

Textile and Apparel 0.5%

Russell 9.25%, 5/1/2010	3,800,000	3,956,750

Tower 2.2%

American Tower 9.375%, 2/1/2009	7,125,000	7,623,750
SBA Communications 10.25%, 2/1/2009	7,425,000	7,332,187
SBA Telecommunications 0% (9.75%†), 12/15/2011*	2,550,000	1,810,500

		16,766,437

___________________
See footnotes on page 16.

14

Portfolio of Investments
December 31, 2003

	Principal Amount
	or Shares		Value
Utilities 4.7%

AES 9.375%, 9/15/2010	$9,800,000		$10,914,750
Calpine:
8.625%, 8/15/10	8,000,000		6,280,000
8.75%, 7/15/2013*	9,725,000		9,530,500
Edison Mission Energy 7.73%, 6/15/2009	5,525,000		5,290,188
National Waterworks (Series B) 10.5%, 12/1/2012	1,775,000		1,992,438
NRG Energy 8%, 12/15/2013*	1,750,000		1,848,437

			35,856,313

Wireless 5.7%

Alamosa Holdings 11%, 7/31/2010	7,150,000		7,793,500
Centenial Cellular Operating 10.75%, 12/15/2008	2,625,000		2,782,500
Dobson Communications 8.875%, 10/1/2013*	5,925,000		6,028,688
Nextel Communications 7.375%, 8/1/2015	3,550,000		3,834,000
Nextel Partners:
12.5%, 11/15/2009	895,000		1,042,675
8.125%, 7/1/2011	1,750,000		1,872,500
Rural Cellular:
9.75%, 1/15/2010	5,550,000		5,452,875
9.875%, 2/1/2010	1,750,000		1,872,500
Triton PCS 8.75%, 11/15/2011	7,075,000		7,004,250
Western Wireless 9.25%, 7/15/2013	5,350,000		5,671,000

			43,354,488

Total Corporate Bonds (Cost $669,965,488)			721,840,645

Preferred Stocks 1.8%

Broadcasting 0.9%

Paxson Communications 14.25%	70,900	shs.	6,540,525

Cable 0.5%

CSC Holdings 11.75%ø	37,250		3,883,313

Publishing 0.4%

Primedia 8.625%	37,000		3,376,250

Total Preferred Stocks (Cost $13,528,626)			13,800,088

Asset-Backed Securities 0.6%

Utilities 0.6%

Midland Funding (Series A) 11.75%, 7/23/2005
(Cost $4,187,992)	$4,078,166		4,424,810

___________________
See footnotes on page 16.

15

Portfolio of Investments
December 31, 2003

	Principal Amount or Warrants		Value
Warrants

Tower

American Tower (Cost $238,723)*	3,125	wts.	$392,188

Repurchase Agreement 2.2%

State Street Bank & Trust 0.72%, dated 12/31/2003, maturing 1/2/2004 in the amount of $16,500,660, collateralized by: $15,795,000 US Treasury Notes 4.875%, 2/15/2012, with a fair market value of $16,999,369 (Cost $16,500,000)	$16,500,000		16,500,000

Total Investments (Cost $704,420,829) 99.3%	756,957,731

Other Assets Less Liabilities 0.7%	5,125,354

Net Assets 100.0%	$762,083,085

___________________
ø	Non-income producing security.
*	Rule 144A security.
†	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

16

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:
Corporate bonds (cost $669,965,488)	$721,840,645
Preferred stocks and warrants (cost $13,528,626)	14,192,276
Asset-backed securities (cost $4,187,992)	4,424,810
Repurchase agreement (cost $16,500,000)	16,500,000	$756,957,731
Cash		28,658
Receivable for dividends and interest		15,727,340
Receivable for shares of Beneficial Interest sold		408,251
Expenses prepaid to shareholder service agent		249,719
Receivable for securities sold		109,422
Other		131,354

Total Assets		773,612,475

Liabilities:

Payable for shares of Beneficial Interest repurchased	6,519,311
Dividends payable	2,056,076
Payable for securities purchased	1,895,778
Distribution and service fees payable	485,279
Management fee payable	422,819
Accrued expenses and other	150,127

Total Liabilities	11,529,390

Net Assets	$762,083,085

Composition of Net Assets:

Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 214,530,191 shares outstanding):
Class A	$70,196
Class B	89,832
Class C	16,828
Class D	36,131
Class I	1,543
Class R	—
Additional paid-in capital	2,170,177,256
Dividends in excess of net investment income	(3,398,362)
Accumulated net realized loss	(1,457,447,241)
Net unrealized appreciation of investments	52,536,902

Net Assets	$762,083,085

Net Asset Value Per Share:

Class A ($248,869,165 ÷ 70,195,359)	$3.55	Class D ($128,581,544 ÷ 36,130,922)	$3.56
Class B ($319,266,666 ÷ 89,831,794)	$3.55	Class I ($5,472,142 ÷ 1,543,345)	$3.55
Class C ($59,891,908 ÷ 16,828,303)	$3.56	Class R ($1,660 ÷ 468)	$3.55

___________________
See Notes to Financial Statements.

17

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Interest	$70,590,274
Dividends	1,241,241

Total Investment Income	71,831,515

Expenses:

Distribution and service fees	5,810,558
Management fee	5,083,517
Shareholder account services	2,427,861
Custody and related services	230,123
Registration	138,748
Auditing and legal fees	136,686
Shareholder reports and communications	76,411
Directors’ fees and expenses	35,017
Miscellaneous	53,817

Total Expenses	13,992,738

Net Investment Income	57,838,777

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	52,924,456
Net change in unrealized appreciation of investments	39,644,062

Net Gain on Investments	92,568,518

Increase in Net Assets from Operations	$150,407,295

___________________
See Notes to Financial Statements.

18

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002
Operations:

Net investment income	$57,838,777	$74,145,622
Net realized gain (loss) on investments	52,924,456	(278,644,475)
Net change in unrealized appreciation of investments	39,644,062	140,023,552

Increase (Decrease) in Net Assets from Operations	150,407,295	(64,475,301)

Distributions to Shareholders:

Net investment income:
Class A	(20,541,568)	(25,094,875)
Class B	(23,309,524)	(30,234,991)
Class C	(4,052,841)	(4,985,089)
Class D	(9,584,885)	(13,082,393)
Class I	(349,882)	(176,687)
Class R	(77)	—

Total	(57,838,777)	(73,574,035)

Dividends in excess of net investment income:
Class A	(972,847)	—
Class B	(1,103,937)	—
Class C	(191,942)	—
Class D	(453,939)	—
Class I	(16,570)	—
Class R	(4)	—

Total	(2,739,239)	—

Return of Capital:
Class A	—	(5,170,083)
Class B	—	(6,862,779)
Class C	—	(1,133,273)
Class D	—	(2,952,344)
Class I	—	(38,772)

Total	—	(16,157,251)

Decrease in Net Assets from Distributions	(60,578,016)	(89,731,286)

(continued on page 20)

19

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002
Transactions in Shares of Beneficial Interest:

Net proceeds from sales of shares	$91,960,373	$87,119,250
Investment of dividends	30,359,362	42,204,942
Exchanged from associated funds	132,697,242	153,885,872

Total	255,016,977	283,210,064

Cost of shares repurchased	(221,949,382)	(328,822,348)
Exchanged into associated funds	(133,080,952)	(167,256,417)

Total	(355,030,334)	(496,078,765)

Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(100,013,357)	(212,868,701)

Decrease in Net Assets	(10,184,078)	(367,075,288)

Net Assets:

Beginning of year	772,267,163	1,139,342,451
End of Year (includes dividends in excess of net investment income of $3,398,362 and $18,100,082, respectively)	$762,083,085	$772,267,163

___________________
See Notes to Financial Statements.

20

Notes to Financial Statements

1.	Multiple Classes of Shares - Seligman High-Yield Bond Series (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”). The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation - Investments in bonds, stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.
Federal Taxes - There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

21

Notes to Financial Statements

c.
Security Transactions and Related Investment Income - Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on portfolio securities for financial reporting purposes.

d.
Repurchase Agreements - The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchaseagreements’ underlying securities to ensure the existence of the proper level of collateral.

e.
Multiple Class Allocations - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.
Distributions to Shareholders - Dividends are declared daily and paid monthly, other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.
Purchases and Sales of Securities - Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2003, amounted to $1,049,581,706 and $1,148,112,715, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $706,994,505. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $433,103 and the amortization of premium for financial reporting purposes of $2,140,573. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $51,958,492 and $1,995,266, respectively.

4.
Management Fee, Distribution Services, and Other Transactions - The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

22

Notes to Financial Statements

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $35,887 from sales of Class A shares. Commissions of $271,142 and $112,340 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $652,204 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $3,252,740, $567,600, and $1,338,009, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $5, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A , Class C, Class D and Class R shares. For the year ended December 31, 2003, such charges amounted to $55,508.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $30,097.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $3,453 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $24,464, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund a cost $2,427,861 for shareholder account services in accordance with a methodology approved by the Fund’s trustees. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

23

Notes to Financial Statements

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Series’ potential obligation under the Guaranties is $627,600. As of December 31, 2003, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees’ fees and expenses, and the accumulated balance thereof at December 31, 2003, of $27,264 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.
Capital Loss Carryforward and Other Adjustments — At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $1,457,014,138, which is available for offset against future taxable net capital gains, with $88,447,879 expiring in 2007, $255,659,981 expiring in 2008, $668,622,539 expiring in 2009, and $444,283,739 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

6.
Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewa ble annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

24

Notes to Financial Statements

7.
Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	19,750,005	$64,845,052	17,930,305	$60,177,774
Investment of dividends	3,372,353	11,257,976	4,432,853	15,003,047
Exchanged from associated funds	29,714,802	98,511,770	36,604,195	124,306,343

Total	52,837,160	174,614,798	58,967,353	199,487,164

Cost of shares repurchased	(30,635,465)	(102,529,746)	(38,955,369)	(129,947,111)
Exchanged into associated funds	(32,468,232)	(107,935,587)	(36,708,336)	(125,613,955)
Transferred to Class I	—	—	(429,452)	(1,537,439)

Total	(63,103,697)	(210,465,333)	(76,093,157)	(257,098,505)

Decrease	(10,266,537)	$(35,850,535)	(17,125,804)	$(57,611,341)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	2,392,996	$8,001,358	3,002,442	$10,382,609
Investment of dividends	3,241,500	10,864,949	4,544,944	15,426,073
Exchanged from associated funds	7,082,946	23,575,331	6,171,696	20,848,044

Total	12,717,442	42,441,638	13,719,082	46,656,726

Cost of shares repurchased	(20,972,117)	(70,334,266)	(32,329,264)	(107,962,462)
Exchanged into associated funds	(4,978,261)	(16,519,189)	(8,761,771)	(29,124,328)

Total	(25,950,378)	(86,853,455)	(41,091,035)	(137,086,790)

Decrease	(13,232,936)	$(44,411,817)	(27,371,953)	$(90,430,064)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	4,172,255	$13,957,406	3,292,105	$11,358,137
Investment of dividends	635,232	2,132,580	849,964	2,884,232
Exchanged from associated funds	1,534,952	5,162,235	1,007,375	3,338,090

Total	6,342,439	21,252,221	5,149,444	17,580,459

Cost of shares repurchased	(4,832,192)	(16,224,882)	(8,322,551)	(27,902,662)
Exchanged into associated funds	(1,301,150)	(4,330,091)	(1,454,829)	(4,803,541)

Total	(6,133,342)	(20,554,973)	(9,777,380)	(32,706,203)

Increase (decrease)	209,097	$697,248	(4,627,936)	$(15,125,744)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	971,003	$3,242,054	1,020,753	$3,506,232
Investment of dividends	1,714,869	5,744,394	2,555,045	8,685,745
Exchanged from associated funds	1,631,198	5,447,906	1,579,528	5,393,395

Total	4,317,070	14,434,354	5,155,326	17,585,372
Cost of shares repurchased	(9,663,490)	(32,471,269)	(18,723,603)	(62,904,400)
Exchanged into associated funds	(1,276,564)	(4,296,085)	(2,283,321)	(7,714,593)

Total	(10,940,054)	(36,767,354)	(21,006,924)	(70,618,993)

Decrease	(6,622,984)	$(22,333,000)	(15,851,598)	$(53,033,621)

25

Notes to Financial Statements

	Year Ended December 31,

	2003		2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	575,349	$1,913,003	501,912	$1,694,498
Investment of dividends	107,251	359,386	63,111	205,845
Transferred from Class A	—	—	429,452	1,537,439

Total	682,600	2,272,389	994,475	3,437,782

Cost of shares repurchased	(115,864)	(389,219)	(32,264)	(105,713)

Increase	566,736	$1,883,170	962,211	$3,332,069

	April 30,2003 *to
	December 31,2003

Class R	Shares	Amount

Net proceeds from sales of shares	445	$1,500
Investment of dividends	23	77

Increase	468	$1,577

*	Commencement of offering of shares.

8.
Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manger identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York a lso are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the distributor had with certain brokerage firms. The Manager is confident that Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s revenue sharing and fund portfolio brokerage commissions.

The Independent Trustees of the Board of the Series have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

26

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2003	2002	2001ø	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$ 3.16	$ 3.69	$ 4.99	$ 6.26	$ 6.95

Income (Loss) from Investment Operations:
Net investment income	0.26	0.28	0.47	0.64	0.69
Net realized and unrealized gain (loss) on investments	0.40	(0.47)	(1.21)	(1.21)	(0.68)

Total from Investment Operations	0.66	(0.19)	(0.74)	(0.57)	0.01

Less Distributions:

Dividends from net investment income	(0.26)	(0.28)	(0.47)	(0.64)	(0.70)
Dividends in excess of net investment income	(0.01)	—	—	(0.02)	—

Return of capital	—	(0.06)	(0.09)	(0.04)	—

Total Distributions	(0.27)	(0.34)	(0.56)	(0.70)	(0.70)

Net Asset Value, End of Year	$ 3.55	$ 3.16	$ 3.69	$ 4.99	$ 6.26

Total Return:	21.84%	(5.35)%	(15.91)%	(10.02)%	0.09%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$248,869	$254,191	$360,394	$584,944	$923,395
Ratio of expenses to average net assets	1.30%	1.31%	1.16%	1.09%	1.08%
Ratio of net investment income to average net assets	7.88%	8.53%	10.61%	11.08%	10.30%
Portfolio turnover rate	141.00%	117.82%	53.04%	27.45%	40.60%

___________________
See footnotes on page 31.

27

Financial Highlights

CLASS B

	Year Ended December 31,

	2003	2002 ø	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$ 3.17	$ 3.70	$ 5.00	$ 6.26	$ 6.95

Income (Loss) from Investment Operations:

Net investment income	0.24	0.26	0.43	0.59	0.64
Net realized and unrealized gain (loss) on investments	0.39	(0.48)	(1.21)	(1.20)	(0.68)

Total from Investment Operations	0.63	(0.22)	(0.78)	(0.61)	(0.04)
Less Distributions:

Dividends from net investment income	(0.24)	(0.25)	(0.43)	(0.59)	(0.65)

Dividends in excess of net investment income	(0.01)	—	—	(0.02)	—

Return of capital	—	(0.06)	(0.09)	(0.04)	—

Total Distributions	(0.25)	(0.31)	(0.52)	(0.65)	(0.65)
Net Asset Value, End of Year	$ 3.55	$ 3.17	$ 3.70	$ 5.00	$ 6.26

Total Return:	20.64%	(6.07)%	(16.58)%	(10.66)%	(0.69)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$319,267	$326,688	$483,041	$723,751	$1,073,910
Ratio of expenses to average net assets	2.05%	2.06%	1.91%	1.84%	1.83%
Ratio of net investment income to average net assets	7.13%	7.78%	9.86%	10.33%	9.55%
Portfolio turnover rate	141.00%	117.82%	53.04%	27.45%	40.60%

___________________
See footnotes on page 31.

28

Financial Highlights

CLASS C

	Year Ended December 31,
					5/27/99* to
	2003	2002	2001ø	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$ 3.17	$ 3.70	$ 5.00	$ 6.27	$ 6.75

Income (Loss) from Investment Operations:

Net investment income	0.24	0.26	0.43	0.59	0.32
Net realized and unrealized gain (loss) on investments	0.40	(0.48)	(1.21)	(1.21)	(0.41)

Total from Investment Operations	0.64	(0.22)	(0.78)	(0.62)	(0.09)
Less Distributions:

Dividends from net investment income	(0.24)	(0.25)	(0.43)	(0.59)	(0.39)
Dividends in excess of net investment income	(0.01)	—	—	(0.02)	—
Return of capital	—	(0.06)	(0.09)	(0.04)	—

Total Distributions	(0.25)	(0.31)	(0.52)	(0.65)	(0.39)

Net Asset Value, End of Period	$ 3.56	$ 3.17	$ 3.70	$ 5.00	$ 6.27

Total Return:	20.98%	(6.08)%	(16.59)%	(10.81)%	(1.71)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$59,892	$52,709	$78,721	$87,204	$51,815
Ratio of expenses to average net assets	2.05%	2.06%	1.91%	1.84%	1.81%†
Ratio of net investment income to average net assets	7.13%	7.78%	9.86%	10.33%	9.78%†
Portfolio turnover rate	141.00%	117.82%	53.04%	27.45%	40.60%**

___________________
See footnotes on page 31.

29

Financial Highlights
CLASS D

	Year Ended December 31,

	2003		2002	2001ø	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$ 3.17		$ 3.70	$ 5.00	$ 6.27	$ 6.95

Income (Loss) from Investment Operations:

Net investment income	0.24		0.26	0.43	0.59	0.64
Net realized and unrealized gain (loss) on investments	0.40		(0.48)	(1.21)	(1.21)	(0.67)

Total from Investment Operations	0.64		(0.22)	(0.78)	(0.62)	(0.03)

Less Distributions:

Dividends from net investment income	(0.24)		(0.25)	(0.43)	(0.59)	(0.65)
Dividends in excess of net investment income	(0.01)		—	—	(0.02)	—
Return of capital	—		(0.06)	(0.09)	(0.04)	—

Total Distributions	(0.25)		(0.31)	(0.52)	(0.65)	(0.65)

Net Asset Value, End of Year	$ 3.56	$	$ 3.17	$ 3.70	$ 5.00	$ 6.27

Total Return:	20.98%		(6.08)%	(16.59)%	(10.81)%	(0.54)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$128,582	$135,595	$217,133	$369,286	$656,727
Ratio of expenses to average net assets	2.05%	2.06%	1.91%	1.84%	1.83%
Ratio of net investment income to average net assets	7.13%	7.78%	9.86%	10.33%	9.55%
Portfolio turnover rate	141.00%	117.82%	53.04%	27.45%	40.60%

___________________
See footnotes on page 31.

30

Financial Highlights

CLASS I				CLASS R

	Year Ended December 31,
			11/30/01* to	4/30/03* to
	2003	2002	12/31/01ø	12/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$ 3.16	$ 3.69	$ 3.77	$ 3.37

Income (Loss) from Investment Operations:

Net investment income	0.28	0.29	0.02	0.17
Net realized and unrealized gain (loss) on investments	0.40	(0.47)	(0.05)	0.19

Total from Investment Operations	0.68	(0.18)	(0.03)	0.36

Less Distributions:

Dividends from net investment income	(0.28)	(0.29)	(0.01)	(0.17)
Dividends in excess of net investment income	(0.01)	—	—	(0.01)
Return of capital	—	(0.06)	(0.04)	—

Total Distributions	(0.29)	(0.35)	(0.05)	(0.18)

Net Asset Value, End of Period	$ 3.55	$ 3.16	$ 3.69	$ 3.55

Total Return:	22.38%	(5.02)%	(0.91)%	10.99%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$ 5,472	$ 3,085	$ 53		$ 2
Ratio of expenses to average net assets	0.95%	0.93%	0.78	%†	1.56%	†
Ratio of net investment income to average net assets	8.23%	8.91%	11.48	%†	7.64%	†
Portfolio turnover rate	141.00%	117.82%	53.04	%***	141.00%	‡
Without expense reimbursements:‡‡
Ratio of expenses to average net assets		0.98%	1.43	%†
Ratio of net investment income to
average net assets		8.86%	10.83	%†

†	Annualized.
*	Commencement of offering of shares. ** For the year ended December 31, 1999.
***	For the year ended December 31, 2001. ‡ For the year ended December 31, 2003.
‡‡	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
ø
As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 for Classes A, B, C and D, decrease net realized and unrealized loss on investments per share by $0.01 for Classes A, B, C and D, and decrease the ratios of net investment income to average net assets from 10.77% to 10.61% for Class A, from 10.02% to 9.86% for Classes B, C, and D, and from 11.53% to 11.48% for Class I. The effect of this change per share for Class I was less than $0.01. The ratios for periods prior to January 1, 2001, have not been restated.

See Notes to Financial Statements.

31

Report of Independent Auditors

The Trustees and Shareholders,
Seligman High-Yield Bond Series of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman High-Yield Bond Series (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a re asonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2004

32

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66) • Trustee: May 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations)

John R. Galvin (74)[2,4] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command

Alice S. Ilchman (68)[3,4] • Trustee: 1991 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (70)[3,4] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank

See footnotes on page 36.

33

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Independent Trustees
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI)

Leroy C. Richie (62)[2,4] • Trustee: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)[3,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (68)[2,4] • Trustee: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 36.

34

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Interested Trustees and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65) • Trustee and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-pants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino *(51)[1] • Trustee: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

Kendall C. Peterson (46) • Vice President and Portfolio Manager: 2001 to Date
Managing Director, J. & W. Seligman & Co. Incorporated since 2001; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its High-Yield Bond Portfolio. Formerly, Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. since 1999. From 1985 through 1999, served in a variety of capacities with The Prudential 1985 through 1999, served in a variety of capacities with The Prudential President and Portfolio Manager for High Yield Mutual Funds.

James M. Didden, Jr. (36) • Vice President and Co-Portfolio Manager: Jan.2004
Managing Director, J. & W. Seligman & Co. Incorporated since 2002; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its

Thomas G. Rose (46) • Vice President: 2000 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 36.

35

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Interested Trustees and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co

Frank J. Nasta (39) • Secretary: 1994 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the Trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees

†	The Seligman Group of Funds consists of 23 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Trustee Nominating Committee
4 Board Operations Committee

36

Manager

J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

For More Information
Important Telephone Numbers

(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone
Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Bond Series which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

Seligman 140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman U.S. Government Securities Series follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2003, Seligman U.S. Government Securities Series delivered a total return of 0.55% based on the net asset value of Class A shares. During the same time, the Lipper General US Government Bond Funds Average returned 1.39% and the Lehman Brothers Government Bond Index returned 2.36%.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit www.seligman.com.*

We thank you for your continued support of Seligman U.S. Government Securities Series and look forward to serving your investment needs for many years to come.

By Order of the Trustees,

William C. Morris Chairman

Brian T. Zino President

February 25, 2004

*

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

1

Interview With Your Portfolio Manager
Christopher J. Mahony

Q:	How did Seligman U.S. Government Securities Series perform for the fiscal year ended December 31, 2003?

A:

During the year ended December 31, 2003, Seligman U.S. Government Securities Series delivered a total return of 0.55% based on the net asset value of Class A shares. During the same time, the Lipper General US Government Bond Funds Average returned 1.39%, and the Lehman Brothers Government Bond Index returned 2.36%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:

The US government bond market was highly volatile over the course of the year, but yields at year-end were only slightly higher than where they were at the beginning of the year. The 10-year US Treasury bond yield began the year at 3.83% and ended the year 44 basis points higher, at 4.27%.

High levels of volatility began in May, when the Federal Reserve Board voiced concern that inflation could fall to undesirably low levels. This pushed prices for bonds, whose real yields are protected during periods of very low inflation, sharply higher through the middle of June. At that time, the yield for the 10-year US Treasury bond hit a 40-year low of about 3.10%. (When bond prices rise, yields fall, and vice versa.) Because of the Fed’s stated concerns regarding disinflation, the market anticipated, and priced in, a 50-basis-point cut in the federal funds rate at the Fed’s June meeting. The cut was a more modest 25 basis points, bringing the target federal funds rate to 1.00%. Bond yields jumped sharply higher, and continued moving up from their 40-year lows through the beginning of September. Rates were relatively stable during the final quarter of the year.

Overall, however, rates did rise over the course of the year, albeit modestly. Higher rates generally mean a loss of principal value for bonds, and higher rates eroded the Fund’s principal somewhat. The Fund’s total return, however, was positive because we were able to secure enough additional yield to make up for the loss of principal. We were also able to reduce principal loss through active trading and by shortening the Fund’s duration.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

During 2003, the Fund significantly reduced exposure to US Treasuries, from 62.2% to just 12.4%, and significantly increased exposure to Ginnie Mae (Government National Mortgage Association) CMOs (Collateralized Mortgage Obligations), from 14.3% to 63.1%. This sector rotation, which was undertaken gradually over the course of the year, stemmed from our belief that rates would be moving higher, and spread products, which are fixed-income securities other than direct obligations of the US Treasury, typically perform better in a rising-rate environment. The move out of Treasuries and into Ginnie Maes certainly helped the Fund during the sharp rise in yields over the summer of 2003. The move also provided the Fund with some additional yield, even as rates steadied in the fourth quarter.

As the outlook for the US economy improved over the course of the year, lower-quality credit securities outperformed those of higher quality. This less risk-averse environment hurt the Fund’s relative returns. The Fund must maintain, by prospectus, a very

2

Interview With Your Portfolio Manager
Christopher J. Mahony

high-quality portfolio. All US government funds within our Lipper peer group, including the Fund, must have 80% of their assets invested in full faith and credit obligations of the US government. Many other funds, however, have no restrictions on where the other 20% must be invested, and many choose to invest in corporate bonds, which have higher yields but also more credit risk. Seligman U.S. Government Securities Series is more conservative than most other US government bond funds. As a matter of policy, the Fund’s 20% allowance outside of full faith and credit obligations has been invested in US government agency securities. These securities, while being very high quality, offer lower yields and less chance for price appreciation if yield spreads between higher- and lower-quality securities contract, as they did in 2003.

The Fund’s duration was also shortened by about 1.5 years in 2003. Duration is a measure of sensitivity to changing interest rates. The longer the duration, the more sensitive the portfolio is to changing interest rates. In a falling-rate environment, a longer duration allows for greater price appreciation. In a rising-rate environment, a longer duration exposes a portfolio to a risk of greater loss of principal. During 2003, we were positioning the Fund for economic recovery and higher interest rates, and thus took steps to protect the Fund’s principal. The Fund’s move to a shorter duration helped somewhat during the summer as rates rose, but since rates moved only slightly higher during 2003, this change has thus far had only a minimal positive impact on the Fund’s performance.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman U.S. Government Securities Series is managed by the investment-grade team of Seligman’s Fixed Income Team. The investment-grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who identify primarily long-term bonds issued or guaranteed by the US government, its agencies, and instrumentalities in order to seek high current income. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Gregory Siegel, and Sau Lin Wu (trader).

3

Performance Overview

This chart compares hypothetical $10,000 investments in the Seligman U.S. Government Securities Series Class A, with and without the initial 4.75% maximum sales charge, and Class D, without the sales charge, to a hypothetical $10,000 investment in the Lehman Brothers Government Bond Index (Lehman Bond Index) for the 10-year period ended December 31, 2003. Calculations assume reinvestment of distributions. The performances of Seligman U.S. Government Securities Series Class B, Class C, and Class R, which commenced on later dates, are not shown in this chart but are included in the table on page 5. The performances of Class B, Class C and Class R will differ from the performances shown for Class A and Class D, based on the differences in sales charges and fees paid by shareholders. This chart does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemptions of Fund shares. Past performance is not indicative of future investment results. Although the payment of principal and interest with respect to certain long-term securities held in Seligman U.S. Government Securities Series is guaranteed by the US government or its agencies, the rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. It is important to keep in mind that the Lehman Bond Index excludes the effects of taxes, fees and sales charges.

Net Asset Value Per Share
	12/31/03	6/30/03	12/31/02

Class A	$7.23	$7.44	$7.39
Class B	7.25	7.45	7.40
Class C	7.25	7.45	7.40
Class D	7.24	7.45	7.40
Class R	7.23	7.44	n/a

Weighted Average Maturity                    7 years

Dividend and Yield Information Per Share For the Year Ended December 31, 2003
Dividends Paidø	SEC Yieldsøø
$0.200	2.51%
0.144	1.85
0.144	1.86
0.144	1.85
0.127	2.56

ø	Represents per share amount paid or declared for the year ended December 31, 2003, or in the case of Class R shares, for the period April 30, 2003 to December 31, 2003.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2003, has been computed in accordance with SEC regulations and will vary.

4

Performance Overview

Investment Results

Total Returns For Periods Ended December 31, 2003

			Average Annual

	Six Months*	Class R Since Inception 4/30/03*	One Year	Five Years	Ten Years	Class B Since Inception 1/1/97	Class C Since Inception 5/27/99

Class A**

With Sales Charge	(6.25)%	n/a	(4.25)%	3.94%	4.92%	n/a	n/a
Without Sales Charge	(1.58)	n/a	0.55	4.95	5.43	n/a	n/a
Class B**

With CDSC††	(6.70)	n/a	(4.78)	3.83	n/a	n/a	n/a
Without CDSC	(1.83)	n/a	(0.08)	4.17	n/a	5.14%	n/a
Class C**

With Sales Charge and CDSC†††	(3.84)	n/a	(1.99)	n/a	n/a	n/a	5.02%
Without Sales Charge and CDSC	(1.83)	n/a	(0.08)	n/a	n/a	n/a	5.25
Class D**

With 1% CDSC	(2.94)	n/a	(1.20)	n/a	n/a	n/a	n/a
Without CDSC	(1.97)	n/a	(0.22)	4.14	4.57	n/a	n/a
Class R**

With 1% CDSC	(2.57)	(1.03)%	n/a	n/a	n/a	n/a	n/a
Without CDSC	(1.60)	(0.05)	n/a	n/a	n/a	n/a	n/a
Lehman Brothers Government Bond Index†	(1.23)	0.81	2.36	6.26	6.72	7.24	7.32	‡

Lipper General US Government Bond Funds Average†	(1.11)	0.14	1.39	5.22	5.74	6.16	6.12

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on certain redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase.

†

The Lehman Bond Index and the Lipper General US Government Bond Funds Average are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of taxes and sales charges. The Lehman Bond Index also excludes the effect of fees. Investors cannot invest directly in an average or an index.

††	The CDSC is 5% for periods of one year or less, and 2% for the five-year period.
†††	The CDSC is 1% for periods up to 18 months.
‡	From May 31, 1999.

An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

5

Portfolio of Investments
December 31, 2003

	Principal Amount	Value
US Full Faith and Credit Obligations 82.1%

US Treasury Notes:
4.375%, due 5/15/2007	$3,960,000	$4,194,662
4.75%, due 11/15/2008	11,570,000	12,389,850
Government National Mortgage Association (“Ginnie Mae”) Obligations, Mortgage Pass-through Certificates:*
4.5%, due 10/20/2024	5,500,000	5,452,927
4%, due 12/16/2025	20,000,000	19,888,900
4.25%, due 7/20/2027	6,910,120	6,902,156
4.5%, due 8/20/2028	2,945,122	2,965,169
4%, due 12/16/2028	4,782,061	4,751,407
6%, due 5/20/2029	475,356	485,745
5.5%, due 2/20/2031	15,000,000	15,158,589
4.75%, due 1/16/2032	4,846,517	4,820,080
4.5%, due 8/20/2032	9,120,701	9,035,587
3.625%, due 4/16/2033	5,802,778	5,692,339
4.25%, due 6/20/2033	7,818,614	7,731,845
Guaranteed Trade Trust* 7.02%, due 9/1/2004	266,667	273,439
Small Business Administration 5.199%, due 8/1/2012	1,953,943	1,971,740
US Government Gtd. Title XI (Amethyst) 4.39%, due 4/15/2016	3,000,000	3,044,550
US Government Gtd. Title XI (Vessel Management) 6.75% due 6/15/2025	1,760,000	1,994,022
US Trade Funding 4.26% due 11/15/2014	1,994,889	2,022,730
Veteran Affairs Vendee Mortgage Trust* 7.5% due 12/15/2006	1,039,158	1,081,304

Total US Full Faith and Credit Obligations (Cost $110,310,896)		109,857,041

Agency Obligations 13.0%

Federal Home Loan Mortgage (“Freddie Mac”):*
6%, due 11/1/2010	406,816	426,008
4.5%, due 2/15/2012	10,714,679	11,032,130
Federal National Mortgage Association (“Fannie Mae”)*
5.5%, due 2/25/2032	5,840,000	5,878,344

Total Agency Obligations (Cost $17,445,851)		17,336,482

See footnotes on page 7.

6

Portfolio of Investments
December 31, 2003

	Principal Amount	Value

Repurchase Agreement 4.9%

State Street Bank & Trust 0.72%, dated 12/31/2003 maturing 1/2/2004 in the amount of $6,600,264, collateralized by: $6,320,000 US Treasury Notes 4.875%, 2/15/2012, with a fair market value of $6,801,900 (Cost $6,600,000)	$6,600,000	$6,600,000

Total Investments 100.0% (Cost $134,356,747)		133,793,523

Other Asset Less Liabilities		55,020

Net Assets 100.0%		$133,848,543

*

Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.

See Notes to Financial Statements.

7

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:
Long-term holdings (cost $127,756,747)	$127,193,523
Repurchase agreement (cost $6,600,000)	6,600,000	$133,793,523
Cash		205,684
Receivable for interest		571,119
Receivable for shares of Beneficial Interest sold		397,824
Expenses prepaid to shareholder service agent		54,956
Other		6,194

Total Assets		135,029,300

Liabilities:

Payable for shares of Beneficial Interest repurchased		848,318
Dividends payable		119,459
Distribution and service fees payable		77,074
Management fee payable		57,796
Accrued expenses and other		78,110

Total Liabilities		1,180,757

Net Assets		$133,848,543

Composition of Net Assets:

Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 18,488,529 shares outstanding):
Class A		$8,251
Class B		5,610
Class C		2,587
Class D		2,041
Class R		—
Additional paid-in capital		138,350,840
Dividends in excess of net investment income		(203,725)
Accumulated net realized loss		(3,753,837)
Net unrealized depreciation of investments		(563,224)

Net Assets		$133,848,543

Net Asset Value Per Share:

Class A ($59,660,218 ÷ 8,250,382)		$7.23
Class B ($40,658,943 ÷ 5,610,207)		$7.25
Class C ($18,738,972 ÷ 2,586,438)		$7.25
Class D ($14,788,574 ÷ 2,041,248)		$7.24
Class R ($1,836 ÷ 254)		$7.23

See Notes to Financial Statements.

8

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Interest	$6,326,219

Expenses:

Distribution and service fees	1,175,408
Management fee	864,260
Shareholder account services	644,980
Registration	121,037
Custody and related services	60,249
Shareholder reports and communications	39,219
Auditing and legal fees	28,490
Directors’ fees and expenses	14,312
Miscellaneous	11,205

Total Expenses	2,959,160

Net Investment Income	3,367,059

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	1,190,290
Net change in unrealized appreciation of investments	(4,425,134)

Net Loss on Investments	(3,234,844)

Increase in Net Assets from Operations	$132,215

See Notes to Financial Statements.

9

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment income	$3,367,059	$5,520,591
Net realized gain on investments	1,190,290	6,984,052
Net change in unrealized appreciation of investments	(4,425,134)	3,489,315

Increase in Net Assets from Operations	132,215	15,993,958

Distributions to Shareholders:

Net investment income:
Class A	(1,683,740)	(2,735,675)
Class B	(948,534)	(1,578,693)
Class C	(397,431)	(610,497)
Class D	(337,333)	(595,726)
Class R	(21)	—
Total	(3,367,059)	(5,520,591)
Dividends in excess of net investment income:
Class A	(365,851)	(302,254)
Class B	(206,102)	(174,424)
Class C	(86,356)	(67,451)
Class D	(73,297)	(65,819)

Class R	(4)	—

Total	(731,610)	(609,948)
Decrease in Net Assets from Distributions	(4,098,669)	(6,130,539)

Capital Share Transactions:

Net proceeds from sales of shares	35,976,490	63,046,881
Investment of dividends	3,112,959	4,612,373
Exchanged from associated funds	71,077,284	194,237,591

Total	110,166,733	261,896,845

Cost of shares repurchased	(73,839,727)	(72,749,169)
Exchanged into associated funds	(94,886,553)	(164,983,418)

Total	(168,726,280)	(237,732,587)

Increase (Decrease) in Net Assets from Capital Share Transactions	(58,559,547)	24,164,258

Increase (Decrease) in Net Assets	(62,526,001)	34,027,677

Net Assets:

Beginning of year	196,374,544	162,346,867

End of Year (net of dividends in excess of net investment income of $203,725 and $1,315,746, respectively)	$133,848,543	$196,374,544

See Notes to Financial Statements.

10

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman U.S. Government Securities Series (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”). The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares primarily are sold with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class R shares became effective on April 30, 2003, are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is

11

Notes to Financial Statements

recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees were the only class-specific expenses.

f.

Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2003, amounted to $409,974,823 and $449,356,264, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $134,560,472. The tax basis cost was greater than the cost for financial reporting purposes due to the amortization of premium for financial reporting purposes of $203,725. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $826,367 and $1,593,316, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $13,854 from sales of Class A shares. Commissions of $101,471 and $54,412 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such

12

Notes to Financial Statements

fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $177,102, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $562,330, $235,789, and $200,182, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $5, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2003, such charges amounted to $61,011.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $7,191.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $944 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $16,035, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $644,980 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Series’ potential obligation under the Guaranties is

13

Notes to Financial Statements

$627,600. As of December 31, 2003, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees’ fees and expenses and the accumulated balance thereof at December 31, 2003, of $17,597 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445,000,000 committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420,000,000. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments— At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $3,320,170, which is available for offset against future taxable net capital gains, with $522,463 expiring in 2005, $1,359,544 expiring in 2007, and $1,438,163 expiring in 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer until January 1, 2004, the recognition for tax purposes of net losses of $433,667 realized on sales of investments after October 31, 2003. These losses will be available to offset future taxable net gains.

14

Notes to Financial Statements

7.

Transactions in Shares of Beneficial Interest— The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	3,535,309	$26,078,441	6,388,872	$45,495,003
Investment of dividends	215,577	1,580,283	330,711	2,356,375
Exchanged from associated funds	7,650,469	56,313,073	17,932,044	128,468,176

Total	11,401,355	83,971,797	24,651,627	176,319,554

Cost of shares repurchased	(4,959,470)	(36,310,173)	(6,253,887)	(44,318,016)
Exchanged into associated funds	(9,094,844)	(66,782,844)	(19,225,871)	(137,541,766)

Total	(14,054,314)	(103,093,017)	(25,479,758)	(181,859,782)

Decrease	(2,652,959)	$(19,121,220)	(828,131)	$(5,540,228)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	221,854	$1,632,736	426,608	$3,051,588
Investment of dividends	112,271	825,400	171,637	1,229,086
Exchanged from associated funds	1,111,952	8,197,545	5,575,083	40,102,543

Total	1,446,077	10,655,681	6,173,328	44,383,217

Cost of shares repurchased	(2,686,241)	(19,685,826)	(1,911,741)	(13,717,348)
Exchanged into associated funds	(2,138,628)	(15,682,664)	(1,654,959)	(11,796,435)

Total	(4,824,869)	(35,368,490)	(3,566,700)	(25,513,783)

Increase (decrease)	(3,378,792)	$(24,712,809)	2,606,628	$18,869,434

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	909,164	$6,729,146	1,819,329	$13,048,109
Investment of dividends	50,398	370,264	67,075	480,871
Exchanged from associated funds	413,452	3,047,914	1,669,134	12,070,793

Total	1,373,014	10,147,324	3,555,538	25,599,773

Cost of shares repurchased	(1,366,384)	(10,021,066)	(999,302)	(7,199,641)
Exchanged into associated funds	(863,433)	(6,324,619)	(1,400,084)	(10,104,774)

Total	(2,229,817)	(16,345,685)	(2,399,386)	(17,304,415)

Increase (decrease)	(856,803)	$(6,198,361)	1,156,152	$8,295,358

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	209,195	$1,534,328	202,892	$1,452,181
Investment of dividends	45,864	336,987	76,394	546,041
Exchanged from associated funds	476,360	3,518,752	1,884,015	13,596,079

Total	731,419	5,390,067	2,163,301	15,594,301

Cost of shares repurchased	(1,068,878)	(7,822,662)	(1,054,571)	(7,514,164)
Exchanged into associated funds	(832,113)	(6,096,426)	(778,402)	(5,540,443)

Total	(1,900,991)	(13,919,088)	(1,832,973)	(13,054,607)

Increase (decrease)	(1,169,572)	$(8,529,021)	330,328	$2,539,694

15

Notes to Financial Statements

	April 30, 2003* to December 31, 2003

Class R	Shares	Amount

Net proceeds from sales of shares	251	$1,839
Investment of dividends	3	25

Increase	254	$1,864

* Commencement of offering of shares.

8.

Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Trustees of the Board of the Series have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

16

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2003	2002	2001ø	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$7.39	$6.97	$6.91	$6.50	$7.09

Income (Loss) from Investment Operations:
Net investment income	0.18	0.26	0.32	0.36	0.34
Net realized and unrealized gain (loss) on investments	(0.14)	0.45	0.08	0.41	(0.59)

Total from Investment Operations	0.04	0.71	0.40	0.77	(0.25)

Less Distributions:
Dividends from net investment income	(0.18)	(0.26)	(0.32)	(0.36)	(0.34)
Dividends in excess of net investment income	(0.02)	(0.03)	(0.02)	—	—

Total Distributions	(0.20)	(0.29)	(0.34)	(0.36)	(0.34)

Net Asset Value, End of Year	$7.23	$7.39	$6.97	$6.91	$6.50

Total Return:	0.55%	10.45%	5.95%	12.26%	(3.63)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$59,660	$80,556	$81,722	$62,982	$64,575
Ratio of expenses to average net assets	1.27%	1.24%	1.16%	1.21%	1.25%
Ratio of net investment income to average net assets	2.38%	3.68%	4.59%	5.49%	4.99%
Portfolio turnover rate	250.49%	184.24%	66.84%	37.42%	51.59%

See footnotes on page 20.

17

Financial Highlights

Class B

	Year Ended December 31,

	2003	2002	2001ø	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$7.40	$6.98	$6.93	$6.51	$7.11

Income (Loss) from Investment Operations:
Net investment income	0.12	0.21	0.27	0.32	0.29
Net realized and unrealized gain (loss) on investments	(0.13)	0.45	0.07	0.42	(0.60)

Total from Investment Operations	(0.01)	0.66	0.34	0.74	(0.31)

Less Distributions:
Dividends from net investment income	(0.12)	(0.21)	(0.27)	(0.32)	(0.29)
Dividends in excess of net investment income	(0.02)	(0.03)	(0.02)	—	—

Total Distributions	(0.14)	(0.24)	(0.29)	(0.32)	(0.29)

Net Asset Value, End of Year	$7.25	$7.40	$6.98	$6.93	$6.51

Total Return:	(0.08)%	9.63%	5.01%	11.59%	(4.47)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$40,659	$66,563	$44,557	$30,064	$25,611
Ratio of expenses to average net assets	2.03%	1.99%	1.91%	1.96%	2.00%
Ratio of net investment income to average net assets	1.62%	2.93%	3.84%	4.74%	4.24%
Portfolio turnover rate	250.49%	184.24%	66.84%	37.42%	51.59%

See footnotes on page 20.

18

Financial Highlights

Class C

	Year Ended December 31,				5/27/99*to 12/31/99

	2003	2002	2001ø	2000

Per Share Data:

Net Asset Value, Beginning of Period	$7.40	$6.98	$6.92	$6.51	$6.78

Income (Loss) from Investment Operations:
Net investment income	0.12	0.21	0.27	0.32	0.17
Net realized and unrealized gain (loss) on investments	(0.13)	0.45	0.08	0.41	(0.27)

Total from Investment Operations	(0.01)	0.66	0.35	0.73	(0.10)

Less Distributions:
Dividends from net investment income	(0.12)	(0.21)	(0.27)	(0.32)	(0.17)
Dividends in excess of net investment income	(0.02)	(0.03)	(0.02)	—	—

Total Distributions	(0.14)	(0.24)	(0.29)	(0.32)	(0.17)

Net Asset Value, End of Period	$7.25	$7.40	$6.98	$6.92	$6.51

Total Return:	(0.08)%	9.63%	5.16%	11.43%	(1.59)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$18,739	$25,488	$15,961	$4,714	$2,851
Ratio of expenses to average net assets	2.03%	1.99%	1.91%	1.96%	2.03%†
Ratio of net investment income to average net assets	1.62%	2.93%	3.84%	4.74%	4.37%†
Portfolio turnover rate	250.49%	184.24%	66.84%	37.42%	51.59%††

See footnotes on page 20.

19

Financial Highlights

Class D						Class R

	Year Ended December 31,					4/30/03* to 12/31/03

	2003	2002	2001ø	2000	1999

Per Share Data:

Net Asset Value, Beginning of Period	$7.40	$6.98	$6.92	$6.51	$7.11	$7.36

Income (Loss) from Investment Operations:

Net investment income	0.12	0.21	0.27	0.32	0.29	0.10
Net realized and unrealized gain (loss) on investments	(0.14)	0.45	0.08	0.41	(0.60)	(0.10)

Total from Investment Operations	(0.02)	0.66	0.35	0.73	(0.31)	—

Less Distributions:

Dividends from net investment income	(0.12)	(0.21)	(0.27)	(0.32)	(0.29)	(0.10)
Dividends in excess of net investment income	(0.02)	(0.03)	(0.02)	—	—	(0.03)

Total Distributions	(0.14)	(0.24)	(0.29)	(0.32)	(0.29)	(0.13)

Net Asset Value, End of Period	$7.24	$7.40	$6.98	$6.92	$6.51	$7.23

Total Return:	(0.22)%	9.63%	5.16%	11.43%	(4.47)%	(0.05	) %

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$14,789	$23,768	$20,106	$15,138	$17,797	$2
Ratio of expenses to average net assets	2.03%	1.99%	1.91%	1.96%	2.00%	1.57	%†
Ratio of net investment income to average net assets	1.62%	2.93%	3.84%	4.74%	4.24%	2.01	%†
Portfolio turnover rate	250.49%	184.24%	66.84%	37.42%	51.59%	250.49	%†††

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2003.
ø

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain (loss) on investments by $0.02 for each class and decrease the ratios of net investment income to average net assets from 4.83% to 4.59% for Class A, and from 4.08% to 3.84% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001, have not been restated.

See Notes to Financial Statements.

20

Report of Independent Auditors

The Trustees and Shareholders,
Seligman U.S. Government Securities Series of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman U.S. Government Securities Series (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 25, 2004

21

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4]

Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electrical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

•	Trustee: May 2003 to Date
•	Oversees 60 Portfolios in Fund Complex

John R. Galvin (74)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Trustee: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (68)[3,4]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Trustee: 1991 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (70)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

•	Trustee: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 25.

22

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

• Trustee: 1984 to Date
• Oversees 61 Portfolios in Fund Complex

Betsy S. Michel (61)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

• Trustee: 1984 to Date
• Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (62)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

• Trustee: 2000 to Date
• Oversees 60 Portfolios in Fund Complex

Robert L. Shafer (71)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
• Trustee: 1984 to Date
• Oversees 61 Portfolios in Fund Complex

James N. Whitson (68)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of  each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

• Trustee: 1993 to Date
• Oversees 61 Portfolios in Fund Complex

See footnotes on page 25.

23

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)[1]

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Trustee and Chairman of the Board:
1988 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (51)[1]

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the invest mentcompanies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

•	Trustee: 1993 to Date
•	President: 1995 to Date
•	Chief Executive Officer: 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Christopher J. Mahony (40)

Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Vice President of Seligman Portfolios, Inc., and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio, and Co-Portfolio Manager of its Income and Growth Portfolio; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. since 1994; and Portfolio Manager, Neuberger and Berman from 1991 to 1994.

•	Vice President and Portfolio Manager: 2001 to Date

Thomas G. Rose (46)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President: 2000 to Date

See footnotes on page 25.

24

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman U.S. Government Securities Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

•	Vice President: 1992 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (39)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated; and Corporate Secretary, Seligman Henderson Co.

•	Secretary: 1994 to Date

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

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The address for each of the trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Trustee Nominating Committee
4 Board Operations Committee

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